UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         Concrete Leveling Systems, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                         CONCRETE LEVELING SYSTEMS, INC.
                             5046 East Boulevard, NW
                               Canton, Ohio 44718
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 22, 2010

     Notice is hereby given that the annual meeting of shareholders of Concrete Leveling Systems, Inc. (hereinafter referred to as "the Company") will be held at the offices of Kaffen, Zimmerman, DiCaudo & Yoder, 520 S. Main St., Suite 500, Akron, Ohio 44311 at 10:00 a.m., local time, on November 22, 2010 for the following purposes:

     1. To elect directors to hold office until the next annual meeting of shareholders and qualification of their respective successor.

     2. To appoint Hobe & Lucas, Certified Public Accountants, Inc. of Independence, Ohio as independent auditors for the fiscal year ended July 31, 2010.

     3. To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

     The Board of Directors have fixed the closing of business on October 6, 2010, as the record date for the determination of Shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

     The Company's Annual Report, Form 10-K, as filed with the United States Securities and Exchange Commission for the year ended July 31, 2010 accompanies this Notice of Annual Meeting and Proxy Statement.

     All Stockholders, whether or not they expect to attend the meeting in person, are requested to either complete, date, sign and return the enclosed form of proxy to the attention of Edward A. Barth at the offices of the Company, located at 5046 East Boulevard, NW, Canton, Ohio 44718 or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                      /s/ Suzanne I. Barth
                                      ------------------------------------------
                                      Suzanne I. Barth, CEO, Director
                                      Concrete Leveling Systems, Inc.

                                 PROXY STATEMENT
                         CONCRETE LEVELING SYSTEMS, INC.
                             5046 East Boulevard, NW
                               Canton, Ohio 44718
                       ANNUAL MEETING OF THE SHAREHOLDERS
                          TO BE HELD NOVEMBER 22, 2010

     This Proxy Statement is being furnished to the shareholders of Concrete Leveling Systems, Inc., a Nevada Corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, November 22, 2010, at the offices of Kaffen, Zimmerman, DiCaudo & Yoder located at 520 S. Main St., Suite 500, Akron, Ohio 44311. The distribution date of this proxy shall be October 14, 2010.

     PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

     WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.

                                  VOTING RIGHTS

     Stockholders of record of the Company as of the close of business on October 6, 2010 have the right to receive notice of and to vote at the annual meeting. On October 6, 2010, the Company had issued and outstanding 5,136,668 shares of common stock (the "Common Stock"), the only class of voting securities outstanding. Each share of common stock is entitled to one vote for as many separate nominees as there are Directors to be elected and for or against all other matters presented. For action to be taken at the annual meeting, a majority of the shares entitled to vote must be represented at the annual meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes, each will be included in determining the number of shares present and voting at the annual meeting. Abstentions will be counted in tabulations of the votes cast for proposals, where as broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

     The expense of preparing and mailing of this proxy statement to Shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this proxy statement to the beneficial owners of the shares of common stock of the Company held of record by such person. The Company will not reimburse such person for the cost of forwarding.

                                     PROXIES

     In voting their common stock, Stockholders may vote in favor of or against the proposals on the agenda or may abstain from voting. Stockholders should be specific in their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given it no specific instruction is given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the agenda item or Director(s) and in the discretion of such proxies to any other procedural matters which may properly come before the meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them (i) giving written notice to the secretary of the Company, (ii) by delivering a later dated proxy card, or (iii) by voting in person at the meeting. All written notices of revocation and other communications with request to revocations of proxies should be addressed to Edward A. Barth, President, Concrete Leveling Systems, Inc., 5046 East Boulevard, NW, Canton, Ohio 44718.

     HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY AT 5046 EAST BOULEVARD, NW, CANTON, OHIO 44718.

     The person named as proxy is Edward A. Barth, a President of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its Directors, Officers, and Employees, may solicit proxies from Stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out of pocket costs and expenses incurred in the solicitation of proxies. The Company will also request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to the beneficial owners, however, the Company will not reimburse such persons for the reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of the call date of the meeting, October 6, 2010, the total number of common shares outstanding and entitled to vote was 5,136,668.

     The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to the call date and prior to the meeting.

                                   RECORD DATE

     Stock transfer records will remain open. October 6, 2010 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

     No director or shareholder owning 10% or more of the outstanding shares has indicated his or her intent to oppose any action to be taken at the meeting. Mrs. Suzanne I. Barth, the Company's CEO and a Director has an interest in the proposal to elect her as a Director. Mrs. Barth currently owns a total of 2,983,334 shares of common stock, both individually and beneficially. In addition, Mr. Edward A. Barth, the Company's President has an interest in the proposal to elect him as a Director. Mr. Barth currently owns a total of 2,983,334 shares of common stock, both individually and beneficially.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of October 6, 2010, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each Director of the Company, (and nominees) and (iii) all Directors and Officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to the sole voting and investment of said person.

       Names and Addresses                           Amount and Nature of
     of Beneficial Ownership                         Beneficial Ownership
     -----------------------                         --------------------

Suzanne I. Barth, CEO and Director                        2,983,334 (1)
5046 East Boulevard, NW
Canton, Ohio  44718

Edward A. Barth, President and Director Nominee           2,983,334 (2)
5046 East Boulevard NW
Canton, Ohio  44718

Charlene A. Barth                                            300,000
5020 East Boulevard NW
Canton, Ohio  447182

Eugene H. Swearengin, Secretary and Director                  25,000
8022 Amberly Cir. NW
North Canton, Ohio  44720

Directors as a Group                                       3,308,334

----------
1.   2,754,167 owned directly; 229,167 beneficially owned
2.   229,167 owned directly; 2,754,167 beneficially owned

                          VOTING REQUIRED FOR APPROVAL

     The majority of the shares of common stock outstanding at the record date must be represented at the annual meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to Shareholders, until a quorum is assembled. Each Shareholder will be entitled to cast one vote at the annual meeting for each share of common stock registered in such Shareholder's name at the record date.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of common stock entitles the holder thereof to one vote on all matters to come before the annual meeting. Holders of shares of common stock are not entitled to cumulative voting rights.

     The favorable vote of a majority of the votes of shares of common stock present in person or represented in proxy of the annual meeting is necessary to elect the nominees for directors of the Company and any other actions properly brought before the meeting.

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

     The persons listed below are currently officers and the members of the board or directors.

     The Directors and Executive Officers of the Company as of October 6, 2010 are:

                                                             Period of Service
Name                  Age       Position                  as Officer or Director
----                  ---       --------                  ----------------------

Suzanne I. Barth      49   CEO, Treasurer & Director    Annually: 2007 - Present

Edward A. Barth       52   President                    September 22, 2010 -
                                                        Present

Eugene H. Swearengin  56   Secretary& Director          November 2, 2008 -
                                                        Present

     The Directors of the Company hold office until the next annual meeting of the Shareholders and until their successors have been duly elected and qualified. The Officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

     No regular or special meetings of the Board of Directors were held during the last full fiscal year. All actions of the Board of Directors were taken without meeting, by unanimous consent. During the past fiscal year, Directors met informally on four different occasions to resolve corporate issues. The last annual meeting, one Director was present. The Company does not have a policy as to the number of Directors present at the annual meeting.

                              MANAGEMENT EXPERIENCE

     Suzanne I. Barth, age 49, is the Founder, CEO, Treasurer and Director of CLS. Mrs. Barth received an AAS degree in Business Management from Stark Technical College in 1983. Over the past 21 years, Mrs. Barth has been involved as an office manager for various businesses in the construction industry. Mrs. Barth is the spouse of the Company's President, Mr. Edward A. Barth.

     Edward A. Barth, age 52 is the newly elected President. Mr. Barth received a Bachelor of Science degree in civil engineering technology from Youngstown State University in 1984. He has been employed by the City of North Canton, Ohio, Michael Baker Engineering Corporation and in 1990 returned to the family construction business where he served as President of Barth Construction Co., Inc. In August 2001 Mr. Barth changed the name of the corporation to Stark Concrete Leveling, Inc. and presides as President of the leveling and concrete rehabilitation business. Stark Concrete Leveling has an exclusive marketing arrangement with the Company and is responsible for all of the Company's sales. Mr. Barth continues to be employed by Stark Concrete Leveling, Inc. He resides in Canton, Ohio. Mr. Barth is the spouse of the Company's CEO, Treasurer and Director, Mrs. Suzanne I. Barth.

     Eugene H. Swearengin, age 56, is Secretary and Director of the Corporation. Mr. Swearengin started his carrier as an apprentice carpenter. He successfully obtained his journeyman's card in 1977. In 1978 he purchased a 50% interest in Callahan Door Sales, Inc. Mr. Swearengin has managed a successful career in the garage and entrance door business for the past 32 years. He resides in North Canton, Ohio.

                          BOARD OF DIRECTOR COMMITTEES

     The Company does not maintain a standing audit, nominating or compensation committee or committees performing similar functions. All matters considered by the aforementioned committees are reviewed, on an ad hoc basis, by the members of the Board of Directors. The Company recognizes that a compensation committee, consisting of independent directors would be beneficial to the Company. However, the amount of compensation paid to the Company's officers is minimal. Once the Company commences a larger scale of operations, and funds become available for officer compensation, it is anticipated that independent directors will be elected to the Board of Directors and these individuals will form the compensation committee.

     The board recognizes that a lack of an established nominating committee and audit committee creates certain deficiencies in the operations of the Company. However, due to the small number of directors, it is not feasible to maintain independent committees from the Board of Directors. The Board of Directors has not created any policy with regard to the recommendation of nominees for the Board of Directors. In addition, there have been no policies set forth with regard to audit reviews.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The table below summarizes all compensation awarded to, earned by, or paid to the executive officers of CLS by any person for all services rendered in any capacity to CLS for the present fiscal year.

                                                   Other                     Securities
Name and                                           Annual      Restricted    Underlying               All Other
Principal                                          Compen-        Stock       Options/      LTIP       Compen-
Position           Year     Salary($)    Bonus    sation($)    Award(s)($)     SARs($)    Payouts($)   sation($)
--------           ----     ---------    -----    ---------    -----------     -------    ----------   ---------
Suzanne I. Barth,  2009    $22,500.00     0.00       0.00          0.00          0.00        0.00         0.00
President, CEO     2010    $30,000.00     0.00       0.00          0.00          0.00        0.00         0.00

                        SUMMARY COMPENSATION OF DIRECTORS

                                       Annual
Name                     Year       Retainer Fee   Meeting Fees  Consulting Fees
----                     ----       ------------   ------------  ---------------

Suzanne I. Barth        2009-2010        0              0               0

Eugene H. Swearengin    2009-2010        0              0               0

                          INDEPENDENT PUBLIC ACCOUNTANT

     Hobe and Lucas Certified Public Accountants, Inc. was the Company's principal auditing accountant firm for the year ended July 31, 2010. The
Company's Board of Directors has considered whether the provision of audit services is compatible with maintaining Hobe and Lucas' independence. It is not contemplated that representatives of Hobe and Lucas will attend the Annual Meeting of Shareholders.

                                   AUDIT FEES

     The following table sets forth fees billed out to the Company by Hobe and Lucas.

                                          2009
                                        -------

Audit Fees                              $16,230

Audit - Related Fees                    $     0

All Other Fees (including tax fees)     $   720

     The Board of Directors had no audit committee for 2009 thus the Board of Directors acted as the audit committee for the year 2009. The board had no "pre-approval policies and procedures" in effect for the auditors engagement for the audit year 2009.

     The auditor's fulltime employees performed all audit work.

                                   PROPOSAL #1
                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for a number of Directors of the Company to be established by resolution of the Board of Directors and that number is three. The board has nominated three persons. At this annual meeting, a Board of three Directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for managements nominees named below.

     The nominees are presently Directors of the Company. The term of office of each person elected as a director will continue until the next annual meeting of stockholders, until resignation or until a successor has been elected and qualified. None of the proposed directors will be considered independent directors.

     Proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The articles of incorporation of the Company does not permit cumulative voting. A majority of the votes of the holders of the outstanding shares of common stock represented at a meeting at which a quorum is present may elect directors.

     THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

                                Suzanne I. Barth

                                 Edward A. Barth

                              Eugene H. Swearengin

     The biographical information of the nominees is contained on page 7 under "Management Experience".

     Unless marked to the contrary on the ballot, all proxies will be voted in favor of the management's nominees. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required approval

     For action to be taken at the annual meeting, a quorum must be present, which, under Nevada revised statutes is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented in voting at the annual meeting.

                                   PROPOSAL #2
        APPOINTMENT OF HOBE AND LUCAS CERTIFIED PUBLIC ACCOUNTANTS, INC.

     Hobe and Lucas Certified Public Accountants, Inc. of Independence, Ohio, have been appointed as the certifying accountants for this period through fiscal year 2010 and Shareholders are asked to ratify such appointment. Ratification of the appointment of Hobe and Lucas Certified Public Accountants, Inc., as the Company's independent public accountants for the fiscal year ending July 31, 2011 will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote at the annual meeting. In the event that the Stockholders do not ratify the appointment of Hobe and Lucas Certified Public Accountants, Inc. for the forthcoming year, such appointment will be reconsidered by the board. Representatives of Hobe and Lucas Certified Public Accountants, Inc. are not expected to be present at the annual meeting and will not make statements.

     Unless marked to the contrary on the ballot, proxies received will be voted "FOR" ratification of the appointment of Hobe and Lucas Certified Public Accountants, Inc., as independent accounts for the Company's year ended July 31, 2011.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                              SHAREHOLDER PROPOSALS

     Shareholders are entitled to submit proposals on matters appropriate for Shareholder action consistent with regulations of the Securities and Exchange Commission. Should a Shareholder intend to present a proposal at next year's annual meeting, it must be received by the Secretary of the Company at 5046 East Boulevard, NW, Canton, Ohio 44718, not later than 30 days prior to the fiscal year end, in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held during the second week of November, 2011.

                                  OTHER MATTERS

     Management knows of no other business that will be presented for consideration at the annual meeting other than as stated in the notice of annual meeting. If, however, other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby of such matters in accordance with their best judgment.

Dated: October 14, 2010               By order of the Board of Directors


                                      By: /s/ Suzanne I. Barth
                                         ---------------------------------------
                                         Suzanne I. Barth,
                                         CEO, Treasurer and Director

                                     BALLOT

                         CONCRETE LEVELING SYSTEMS, INC.
                             5046 East Boulevard, NW
                               Canton, Ohio 44718

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
              ANNUAL MEETING OF THE STOCKHOLDERS, NOVEMBER 22, 2010

     The undersigned hereby appoints Edward A. Barth proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of common stock of Concrete Leveling Systems, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held at the offices of Kaffen, Zimmerman, DiCaudo & Yoder located at 520 S. Main St., Suite 500, Akron, Ohio 44311, at 10:00 a.m. local time, on November 22, 2010 and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement. The undersigned hereby acknowledges receipt of said Proxy Statement and authorizes Edward A. Barth, as proxy, to act upon any other business that may properly come before and any matters in incident to the conduct to the meeting for any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other businesses may properly come before, and matters incident to the conduct thereof, the meeting and any adjournment thereof.

     1. To elect a board of three directors to hold office until the next Annual Meeting of Stockholders or until the respective successors have been elected and qualified:

     Nominees: Suzanne I. Barth

     [ ] FOR:  nominee  listed above (except as marked to the contrary  below).
     [ ] WITHHOLD authority to vote for nominee(s) specified below.

     Nominees: Edward A. Barth

     [ ] FOR:  nominee  listed above (except as marked to the contrary  below).
     [ ] WITHHOLD authority to vote for nominee(s) specified below.

     Nominees: Eugene H. Swearengin

     [ ] FOR:  nominee  listed above (except as marked to the contrary  below).
     [ ] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

     2.  To  ratify  the  appointment  of  Hobe  and  Lucas   Certified   Public
Accountants, Inc. as independent auditors for the fiscal year ended July 31, 2011.

         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY TO THE COMPANY AT 5046 EAST BOULEVARD, NW, CANTON, OHIO 44718.

THE PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTIONS IS INDICATED, THE PROXY WILL BE VOTED "FOR" THE STATED PROPOSALS.


----------------------                ------------------------------------------
Number of Shares Owned                Signature of Stockholder


                                      ------------------------------------------
                                      Signature if held jointly

                                      Dated: October 14, 2010

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.